                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                              ------------------


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


                              September 15, 2000
               Date of Report (Date of Earliest Event Reported)


GreenPoint Mortgage Securities Inc. (as Sponsor of the GreenPoint Home Equity
                                     Loan
       Trust, Series 2000-1, Class A-2 Variable Rate Asset-Backed Notes)


                      GREENPOINT MORTGAGE SECURITIES INC.
                      -----------------------------------
            (Exact Name of Registrant as Specified in Its Charter)


         Delaware                      333-95349               68-0397342
         --------                      ---------               ----------
(State or Other Jurisdiction   (Commission File Number)   (I.R.S. Employer
 of Incorporation)                                         Identification No.)


           700 Larkspur Landing Circle, Suite 240, Larkspur, CA 94939
           ----------------------------------------------------------
                    (Address of Principal Executive Offices)


                                 (415) 461-6790
                                 --------------
                         (Registrant's Telephone Number,
                              Including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

              INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.     Other Events
            ------------

            GreenPoint Mortgage Securities Inc. (the "Company") has previously registered the offer and sale of the GreenPoint Home Equity Loan Trust Asset-Backed Notes, Series 2000-1, Class A-2 Variable Rate Asset-Backed Notes (the "Series 2000-1 Notes").

            The following exhibit which relates specifically to the Series 2000-1 Notes is included with this Current Report:

Item 7(c).  Exhibits
            --------

            10.1 Monthly Payment Date Statement distributed to holders of Series 2000-1 Notes dated September 15, 2000.

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:     September 29, 2000



                                    GREENPOINT MORTGAGE
                                    SECURITIES INC.



                                    By:  /s/ Gilbert J. MacQuarrie
                                       -----------------------------------------
                                       Gilbert J. MacQuarrie
                                       Vice President, Treasurer and Secretary
                                       (Principal Financial Officer and
                                       Principal Accounting Officer)

                                 EXHIBIT INDEX


Exhibit Number                                                     Page Number
--------------                                                     -----------

10.1  Monthly Payment Date Statement distributed to holders
      of Series 2000-1 Notes dated September 15, 2000....................  5